                       NOTICE OF GUARANTEED DELIVERY FOR
                       JOHNSTOWN AMERICA INDUSTRIES, INC.

    As  set forth in the Prospectus dated                    (as the same may be
amended or supplemented from time to time, the "Prospectus") of Johnstown America Industries, Inc. (the "Issuer") under "The Exchange Offer -- How to Tender" and in the accompanying Letter of Transmittal, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                            TO: THE BANK OF NEW YORK
                             (the "Exchange Agent")
                            FACSIMILE TRANSMISSIONS:
                          (Eligible Institutions Only)
                                 (212) 815-6339
                            CONFIRM BY TELEPHONE OR
                             FOR INFORMATION CALL:
                                 (212) 815-5920

   BY HAND OR OVERNIGHT DELIVERY:       BY REGISTERED OR CERTIFIED MAIL:

        The Bank of New York                  The Bank of New York
       101 Barclay Street, 7E                101 Barclay Street, 7E
  Corporate Trust Services Window           New York, New York 10286
            Ground Level              Attention: Reorganization Department
      New York, New York 10286                   Arwen Gibbons
Attention: Reorganization Department
           Arwen Gibbons

              Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
              a facsimile or telex number other then as set forth
                  above does not constitute a valid delivery.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

    The  undersigned understands and  acknowledges that the  Exchange Offer will
expire at 5:00 p.m., New York City time, on                , unless extended  by
the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                    SIGNATURES                      Principal amount of Old Notes
                                                    Exchanged: $
                Signature of Owner                  Certificate Nos. of Old Notes (if available)
      Signature of Owner (if more than one)
                  Dated: , 1997                     Total $
                     Name(s):                       IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY
                                                    TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY
                        (Please Print)              ("DTC") ACCOUNT NO.:
                     Address:                       Account No.
                     (Include Zip Code)
                  Area Code and
                  Telephone No.:
      Capacity (full title), if signing in a
                  representative
                    capacity:
 Taxpayer Identification or Social Security No.:

                                 GUARANTEE OF DELIVERY

                        (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a  recognized signature guarantee medallion program  within the  meaning of Rule 17Ad-15 under the Securities  Exchange Act of 1934, as amended (the
"Exchange Act"),  hereby  guarantees  (a)  that the  above-named  person(s)  own(s)  the above-described  securities tendered hereby  within the meaning of  Rule 10b-4 under the
Exchange Act, (b) that such tender of the above-described securities complies with  Rule
10b-4  under  the  Exchange  Act,  and  (c)  that  delivery  to  the  Exchange  Agent of certificates tendered  hereby,  in  proper  form  for  transfer,  or  delivery  of  such certificates  pursuant to  the procedure  for book-entry  transfer, in  either case with delivery of a properly completed and  duly executed Letter of Transmittal (or  facsimile thereof)  and any other  required documents, is  being made within  three New York Stock
Exchange trading days after the date of execution of a Notice of Guaranteed Delivery  of the above-named person.

Name of Firm:
                                             (Authorized Signature)
                                             Title:
Number and Street or P.O. Box
                                             Date:
City            State            Zip Code
Tel. No.
Fax No.:

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS NOTICE. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.